Exhibit 10.4

INTERCREDITOR, SUBORDINATION, DEFAULT WAIVER
AND ASSIGNMENT AGREEMENT

THIS INTERCREDITOR, SUBORDINATION, DEFAULT WAIVER AND ASSIGNMENT AGREEMENT, dated as of September 12, 2007 (this “Agreement”), is by and among VoIP Inc. (“Borrower”), Centurion Microcap, L.P., Alpha Capital Anstalt, Ellis International, Ltd., Bristol Investment Fund, Ltd. (“Bristol”) and Whalehaven Capital Fund, Ltd. (“Assignees”), the parties identified on Schedule A hereto (“Secured Lenders”) and Barbara R. Mittman, in her capacity as collateral agent for the benefit of the Secured Lenders (each a “Party” and collectively the “Parties”).

W I T N E S S E T H:

WHEREAS, Secured Lenders have entered into financing arrangements with the Borrower, and such financings are secured by the assets of the Borrower and certain of its subsidiaries (all such subsidiaries, collectively with the Borrower, the (“Obligors”); and

WHEREAS, the Borrower is not in material compliance with the terms of the Secured Lender Transaction Documents to the Secured Lenders and the Borrower and Secured Lenders wish to waive past defaults under the terms and conditions set forth in this Agreement; and

WHEREAS, some of the Secured Lenders identified on Schedule B hereto (collectively the “Assignors”) and Assignees desire to enter into this Agreement to (i) assign a portion of the Obligations to Assignees; (ii) confirm the relative priority of the security interests of Secured Lenders and Assignees in the Collateral, and (iii) provide for the orderly sharing among them, in accordance with such priorities, of proceeds of the Collateral upon any foreclosure thereon or other disposition thereof.

NOW THEREFORE, in consideration of the mutual benefits accruing to Secured Lenders, Assignors, Assignees, Borrower and Obligors hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the meanings ascribed to them below:

“Assignee Collateral Documents” means this Agreement and any other agreement, instrument and other document, including the Collateral Documents, giving rise or governing the rights and obligations with respect to the Liens that Assignees have in the Collateral.

“Assigned Debt” means indebtedness owed by the Borrower to the Assignees prior to the date of this Agreement which is being assigned hereby to the Assignor in the amount set forth on Schedule 2.4. Additionally $250,000 of Bristol’s Waiver Note (as identified on Schedule 2.3(a)) shall be deemed to be a part of the Assigned Debt.

“Assigned Debt Payment Plan” means the terms set forth in Sections 4.1 through 4.5 inclusive.

“Assignor Financing” means all agreements, instruments and other documents that Borrower and Assignor entered into on or about the date of this Agreement in connection with the transactions in which $1, 844,580.87 in Principal Amount Convertible Notes and Warrants were issued by Borrower to Assignors on or about the date of this Agreement.

“Cedar Debt” means indebtedness owed by the Borrower to the Assignees prior to the date of this Agreement which is being assigned hereby to the Assignor in the amount set forth and as identified on Schedule 2.1.

“Collateral” means all of the items defined and identified as “Collateral” in the Secured Lender’s Transaction Documents.

“Collateral Documents” means all agreements, instruments and other documents giving rise, governing and evidencing the rights and obligations with respect to the Liens of the Secured Lenders in the Collateral.

“Debt” and/or “Obligations” means the Secured Lenders Debt.

“Insolvency Proceeding” means, as to any Obligor, any of the following, occurring after the date hereof: (i) any case or proceeding with respect to such Obligor under the U.S. Bankruptcy Code, any other federal, state or provincial bankruptcy, insolvency, reorganization or other law affecting creditors’ rights generally or any other or similar proceedings of any other jurisdiction or otherwise seeking any stay, reorganization, arrangement, liquidation, dissolution, composition or readjustment of the obligations and indebtedness of such Obligor, or (ii) any proceeding seeking the appointment of any receiver, administrative receiver, receiver and manager, examiner, judicial custodian, trustee, liquidator, official manager, administrator or similar official for any Obligor or any material part of its properties, or (iii) any proceedings for liquidation, dissolution or other winding up of the business of such Obligor, or (iv) the sale of all or substantially all of the assets or capital stock of such Obligor, or (v) any assignment for the benefit of creditors or any marshaling of assets of such Obligor.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

“Non-Assigned Secured Lender’s Debt” means the Secured Lender’s Debt other than the Super Senior Secured Debt and Cedar Debt.

“Secured Lenders Debt” means all indebtedness secured by the Liens of Secured Lenders in the Collateral as set forth in Schedules 2.1 and 2.3 and as defined in the Secured Lender Transaction Documents as “Obligations.”

“Secured Lenders Transaction Documents” means all agreements, instruments and other documents that Borrower and/or Secured Lenders entered into on or about July 5, 2005, January 6, 2006, February 2, 2006, October 14, 2006, February 1, 2007, February 16, 2007, April 6, 2007, and July 27, 2007, respectively, and all Transaction document as defined in such agreements, instruments and other documents together with all documents related thereto, as may have been amended.

“Super Senior Secured Debt” means the Assigned Debt and also the additional portion of the Obligations to the Assignees identified on Schedule 3.1.

2. ACKNOWLEDGEMENTS, ASSIGNMENTS AND PAYMENT.

2.1 Acknowledgement of Presently Outstanding Note Amounts. Borrower acknowledges that the amounts set forth in Schedule 2.1(a) hereto represent Obligations outstanding as of the date of this Agreement. In payment of the liquidated damages, that the Borrower has acknowledged, have accrued through the date of this Agreement, Borrower will issue notes to the Secured Lenders in the amounts listed on Schedule 2.1(b).

2.2 Acknowledgement of Defaults. Borrower acknowledges that it is material default of numerous covenants, undertakings and terms of the Secured Lender Transaction Documents.

2.3 Waiver.  In consideration of the Secured Lenders’ agreement to waive any past events of defaults, and/or defaults on the Super Senior Secured Debt and the Non-Assigned Secured Lenders Debt through the date of this Agreement and the Secured Lenders waiver of any entitlement to Non-Registration Event (as defined in the Secured Lenders Transaction Documents) liquidated damages for six months from the date of this Agreement, the Borrower hereby agrees to issue notes to the Secured Lenders in the principal amounts as set forth in Schedule 2.3(a). The borrower will also issue warrants to the Assignees in the form set forth in Exhibit 2 in the amounts as set forth in Schedule 2.3(b). For the benefit of the Borrower Each Assignee for itself hereby makes all of the representations made by the subscribers in the Subscription Agreement of the Assignor Financing. For the benefit of the Assignees, the Borrower hereby makes all of the representations made by it in the Subscription Agreement of the Assignor Financing.

2.4 Each Assignor hereby represents for itself, that it is the sole record and beneficial owner of its portion of the Assigned Debt, free and clear of any taxes and encumbrances and upon the assignment of the Assigned Debt to the Assignees, the Assignees will acquire good and marketable title thereto and will be the legal and beneficial owner of such the Assigned Debt, free and clear of any encumbrances or transfer restrictions except restrictions in described in the Secured Lenders Transaction Documents.

2.5 Assignors in the aggregate hereby assign to Assignees in the aggregate the Assigned Debt together with all the rights and benefits under the Secured Lender Transaction Documents connected to the Assigned Debt (the “Assignment”).

2.6 Each of the Assignors will receive from the Assignees and each of the Assignees will pay to the Assignors as consideration for the Assignment the amount set forth in Schedule 2.6.

2.7 Each of the Assignors and Assignees hereby make the representations set forth in Section 4 of the Subscription Agreement of the Assignor Financing for their mutual benefit.

2.8 The Borrower acknowledges that the holding periods of Assignees in the Assigned debt tacks back for Rule 144 purposes to the holding period of the Assignors.

3. SECURITY INTERESTS; PRIORITIES; REMEDIES.

3.1 Priority of Liens.

(a) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of each Secured Creditor in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Collateral Documents, the Liens upon the Collateral securing the Super Senior Secured Debt have and shall have priority over the Liens upon the Collateral securing the Cedar Debt and the Non-Assigned Secured Debt.

(b) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of each Secured Creditor in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Collateral Documents, the Liens upon the Collateral securing the Cedar Debt have and shall have priority over the Liens upon the Collateral securing the Non-Assigned Secured Debt.

All distribution proceeds of the Collateral shall be made first to satisfy the outstanding obligations arising under the Super Senior Secured Debt owed the Assignees in proportion to their ownership of the Super Senior Secured Debt as of the distribution date, second to the holders of the Cedar Debt in proportion each holder of the Cedar Debt’s ownership of the Cedar Debt, third to the Secured Lenders in the manner set forth in the Collateral Documents.

3.2 Priorities Unaffected by Action or Inaction. The Lien priorities provided in Section 3.1 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, replacement or refinancing of either the Secured Lenders Debt, Cedar Debt or the Super Senior Secured Debt, nor by any action or inaction which any Secured Creditor may take or fail to take in respect of the Collateral.

3.3 Rights of Third Parties; No Contest of Lien. Each Secured Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Secured Creditor has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective lien priorities as between the Secured Creditors and shall not impose on any Secured Creditor any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other governmental authority or any applicable law. Each Secured Creditor agrees that it will not contest the validity, perfection, priority or enforceability of the Liens upon the Collateral of Secured Lenders or Assignees, as the case may be, and that as between Secured Lenders, on the one hand, and Assignees, on the other, the terms of this Agreement shall govern even if part or all of the Secured Lenders Debt or Super Senior Secured Debt or the Liens securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

3.5 Right to Enforce Agreements. Subject to the terms and conditions set forth in this Agreement, the Collateral Agent on behalf of the Secured Lenders and Assignees shall manage, perform and enforce the terms of the Collateral Documents with respect to the Collateral, to exercise and enforce all privileges and rights there under according to Collateral Agent’s discretion and the exercise of Collateral Agent’s business judgment; provided, however, all proceeds arising from the sale or other disposition of such Collateral shall be applied first to satisfy all of the Super Senior Secured Debt until no Super Senior Secured Debt is outstanding. For the avoidance of doubt, no amount of Collateral proceeds collected by or on behalf of Secured Lenders that is ultimately used to satisfy the Super Senior Secured Debt shall result in a reduction of the Secured Lenders Debt or the obligations of the Obligors to repay the Secured Lenders Debt in full.

4. ASSIGNED DEBT PAYMENT PLAN

4.1  The Borrower agrees that 45 days from the date of this Agreement and every 45 days thereafter, until such time as all the Assigned Debt is paid off, the Borrower will make a payment to the Assignees of $250,000 to be credited against the Super Senior Secured Debt as follows: first, any liquidated or other damages, which have not been waived pursuant to this Agreement; second, any interest that has accrued since the date of this Agreement; third principal (the payment pursuant to this paragraph 4.2 “Amortization Payments”). In any event all amounts outstanding in connection with the Super Senior Secured Debt shall be due and payable not later than May 31, 2008.

4.2 If the Borrower fails to make any of the Amortization Payments within two (2) days of when due then each Assignee shall have the right, but not the obligation, to make its portion of the Super Senior Secured Debt, or any portion thereof immediately due and payabale after a three (3) day cure period. Additionally, upon written notice of any two of the Assignees or any Assignee holding 51% of the outstanding amounts of the Super Senior Secured Debt the conversion price of the common stock in to which the Super Senior Secured Debt is convertible into, shall be seventy percent (70%) of the three (3) lowest closing bid prices for the ten (10) days prior to the date such Assignee converts its portion of the Assigned Debt (the “Election”). The Election must be made in writing and delivered to the Borrower in accordance with the notice provisions herein. Upon receipt of the Election, the Borrower will promptly and no later than the end of business on the day upon which it receives the Election, forward a copy of the Election to the Secured Lenders in accordance with the notice provisions of this Agreement. The Election shall not be effective until three (3) days after the Election has been sent to the Secured Lenders. If the Borrower fails to deliver the Election to the Secured Lenders any other party to this Agreement may forward the Election to the Secured Lenders. Each Assignee may decide for itself whether or not to convert any of its portion of the Super Senior Secured Debt. The terms of the conversion procedures, anti-dilution rights and any other rights or benefit granted to the Assignors in connection with the Assignor Financing are hereby also granted to the holder of the Super Senior Secured Debt upon the occurrence of an Event of Default as provided in the Assignor Financing or failure to make any of the Amortization Payments within two (2) days of when due, pursuant to the procedures set forth therein.

4.3 Upon the occurrence of any Event of Default as defined in the Assignor Financing or any default in making payments pursuant to Section 4.3 herein, after the applicable cure period, if any, the holders of 65% of Super Senior Secured Debt may proceed to protect, exercise and enforce, on behalf of all the Assignees, their rights and remedies under the this Agreement and the Assignee Collateral Documents against Borrower, and such other rights and remedies as are provided by law or equity.

4.4  The Borrower will provide an opinion reasonably acceptable to Assignees, Assignors and the Secured Lenders, from the Company’s legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers. A form of the legal opinion is annexed hereto as Exhibit A.

4.5  The Borrower will deliver to the Assignees on or before the Closing Date (as defined in the Assignor Financing) and enforce the provisions of an irrevocable lockup agreement (“Lockup Agreement”) in the form annexed hereto as Exhibit B, with the persons identified on Schedule 4.5.

5. WAIVERS.

5.1 Further Registration Statements. Pursuant to Section 9(n) of the Subscription Agreement dated January 6, 2006 between the Borrower and Secured Lenders and any such other substantially similar provision contained in the Secured Lenders Transaction Documents, the Borrower is prohibited from filing further Registration Statements until the registration statement has been effective for the sale of the registrable securities for sixty (60) days. The Secured Lenders each waive such prohibition solely in connection with this Agreement the Assignor Financing.

5.2 Additional Negative Covenants. Pursuant to Section 9(p) of the Subscription Agreement dated February 16, 2007 between the Borrower and Secured Lenders and any such other substantially similar provision contained in the Secured Lenders Transaction Documents, the Borrower is prohibited from creating, incurring, assigning, or suffering to exist any security interest or pledges. The Secured Lenders each waive such prohibition and consent to the Borrower entering into this Agreement and the Assignor Financing.

5.3 Registration Rights. Pursuant to Section 11.1 of the Subscription Agreement dated January 6, 2006 between Borrower and Secured Lenders and any such other substantially similar provision contained in the Secured Lenders Transaction Documents, the Borrower is required to include the common stock issuable in connection with the conversion of Notes and exercise of Warrants by Secured Lenders in the next filed registration statement. The Secured Lenders hereby waive the requirement that they be included in the registration statement to be filed in connection with Assignor Financing.

5.4 Right of First Refusal. The Secured Lenders each possess a right of first refusal with respect to any sale of securities by the Borrower pursuant to Section 12(a) of the Subscription Agreement dated January 6, 2006 between Borrower and Secured Lenders and any such substantially similar provision contained in the Secured Lenders Transaction Documents. In connection with this Agreement the Assignor Financing, the Secured Lenders hereby agree to waive such right of first refusal.

5.5 Offering Restrictions. Pursuant to Section 12(b) of the Subscription Agreement dated January 6, 2006 between Borrower and Secured Lenders and any such other substantially similar provision contained in the Secured Lenders Transaction Documents, the Borrower is prohibited from entering into any agreement to issue any equity, convertible debt or other securities convertible into common stock or equity of the Borrower nor modify any of the foregoing. The Secured Lenders each waive such prohibition solely in connection with this Agreement and the Assignor Financing.

5.6 Anti-Dilution Protection. The Secured Lenders acknowledges and agrees that in connection with the Assigned Debt Payment Plan, Secured Lenders are waiving any favored nations rights and/or any anti-dilution rights granted to them until such time as an Assignees send a notice to the Borrower electing to exercise their rights to make the Assigned Debt convertible pursuant to the Assigned Debt Payment Plan. The Secured Lenders and the Borrower agree that as a result of the conversion price of the notes being issued in the Assignor Financing the conversion price of any note and/or warrant that the Secured Lenders are currently holding the conversion and/or exercise price of such note or warrant is $0.75. The Secured Lenders are not waiving any favored nations rights and/or any anti-dilution rights granted to them in connection to any other issuance to agreement to issue any other security of the Borrower. The Borrower acknowledges that upon the Election the conversion price and/or exercise price of any note and/or warrant that Borrower has issued to the Secured Lenders may be reset to the price in Section 4.3 herein.

5.7 Assignor Financing Security. The Secured Lenders acknowledge and agree that the obligations of the Borrower pursuant to the Assignor Financing shall be secured pari parssu with the Non-Assigned Secured Lender’s Debt.

5.8 Events of Default Waiver. The Secured Lenders hereby waive any past events of defaults (as defined in the Secured Lenders Transaction Documents) and/or defaults which may have occurred pursuant to or in connection with the Secured Lenders Transaction Documents through the date of this Agreement and the Secured Lenders also waive their entitlement to Non-Registration Event (as defined in the Secured Lenders Transaction Documents) liquidated damages for six months from the date of this Agreement.

6. MISCELLANEOUS.

6.1 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the Parties. Neither party hereto may assign or permit the assignment of its obligations without first requiring the assignee of such obligation to assume such assigning party’s rights and obligations under this Agreement. Except as required by the preceding sentence, neither party may assign its rights or obligations under this Agreement without the other party’s prior written consent.

6.2  Insolvency. This Agreement shall be applicable both before and after any Insolvency Proceeding by or against any Obligor and all converted or succeeding cases in respect thereof, and all references herein to any Obligor shall be deemed to apply to an agent for such Obligor or any Obligor as debtor-in-possession. The relative rights of Secured Lenders, on the one hand, and Assignees, on the other, to repayment of the Secured Lenders Debt and the Super Senior Secured Debt, respectively, and in or to any distributions from or in respect of any Obligor or any Collateral or proceeds of Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Obligor as debtor-in-possession.

6.3 Bailee for Perfection; Delivery of Proceeds. Each Secured Creditor hereby appoints the others as agent for the purposes of perfecting their respective Liens in and on any of the Collateral; provided that no Secured Creditor shall have any duty or liability to protect or preserve any rights pertaining to any of the Collateral and, except for gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction, each Secured Creditor hereby waives, and releases the other Secured Creditors from, all claims and liabilities arising pursuant to the other’s role as bailee with respect to the Collateral.

6.4 Governing Law; Jurisdiction; Waiver of Jury Trial. (a) This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State and County of New York for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(b) EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY DISPUTE OR CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS AGREEMENT AND HAS HAD AN OPPORTUNITY TO SEEK SEPARATE COUNSEL OF ITS OWN CHOICE TO REVIEW THIS AGREEMENT, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.4(b).

6.5  Injunctive Relief. Each Party acknowledges and agrees that a breach by it of its obligations hereunder will cause irreparable harm to the other and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, the non-breaching party shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss or the posting of any bond.

6.6 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

6.7  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile transmission.

6.8 Notices. Any notice, demand or request required or permitted to be given by the respective parties hereto pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

To Borrower or Obligors:	VoIP, Inc. 151 So. Wymore Road, Suite 3000 Altamonte Springs, FL 32714 Attn: Anthony Cataldo, CEO ***

With a copy by telecopier only to:

Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, NY 10006 Attn: Marc Ross, Esq. ***

To Assignees:	Centurion Microcap, L.P. 3014 Avenue L Brooklyn, NY 11210 ***

Alpha Capital Anstalt Pradafant 7 9490 Furstentums Vaduz, Lichtenstein ***

Ellis International Ltd. 53rd Street Urbanizacion Obarrio Swiss Tower, 16th Floor, Panama Republic of Panama ***

Bristol Investment Fund, Ltd. c/o Bristol Capital Advisers, LLC 10990 Wilshire Boulevard, Suite 1410 Los Angeles, California 90024 ***

Whalehaven Capital Fund Limited c/o FWS Capital Ltd. 3rd Floor, 14 Par-Laville Road Hamilton, Bermuda HM08 ***

To Collateral Agent:	Barbara R. Mittman, Esq. 551 Fifth Avenue, Suite 1601 New York, New York 10176 ***

To Secured Lenders:	To the addresses and facsimile numbers listed on Schedule A hereto.

To Assignors:	To the addresses and facsimile numbers listed on Schedule B hereto.

If to Assignees, Assignors, Collateral
Agent, or Secured Lenders,
With a Copy to:
Grushko & Mittman, P.C. 551 Fifth Avenue, Suite 1601 New York, New York 10176 ***

Any Party may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Parties in conformity with this Section 6.8, but such change shall not be effective until notice of such change has been received by the other Party.

6.9 Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. No amendment, modification or other change to this Agreement or waiver of any agreement or other obligation of the parties under this Agreement may be made or given unless such amendment, modification or waiver is set forth in writing and is signed by Assignors and Secured Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

6.10 OMNIBUS APPROVAL. BY SIGNING THIS AGREEMENT EACH PARTY HEREBY AGREES TO, RATIFIES AND ACKNOWLEDGES ALL THE TERMS, WAIVERS AND MODIFICATIONS HEREIN.

6.11 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

[Signatures begin on next page]

ASSIGNEES

CENTURION MICROCAP L.P.		ALPHA CAPITAL ANSTALT

By:		By:
	Name:		Name:
	Title:		Title:

BRISTOL INVESTMENT FUND, LTD.		ELLIS INTERNATIONAL, LTD.

By:		By:
	Name:		Name:
	Title:		Title:

WHALEHAVEN CAPITAL FUND, LTD

By:
Name:
Title:

SECURED LENDERS

ALPHA CAPITAL ANSTALT f/k/a ALPHA CAPITAL AKTIENGESELLSCHAFT

BRIO CAPITAL L.P.	BRISTOL INVESTMENT FUND, LTD.

CENTURION MICROCAP, L.P.	CHESTNUT RIDGE PARTNERS LP

DKR SOUNDSHORE OASIS HOLDING FUND LTD.	CMS CAPITAL

DOUBLE U MASTER FUND L.P.	ELLIS INTERNATIONAL LTD.

GRUSHKO & MITTMAN, P.C.	IROQUOIS CAPITAL

OSHER CAPITAL INC.	PLATINUM LONG TERM GROWTH II INC.

STONESTREET LIMITED PARTNERSHIP	WHALEHAVEN CAPITAL FUND LTD.

[Signatures continue on next page]

ASSIGNORS

ALPHA CAPITAL ANSTALT		WHALEHAVEN CAPITAL FUND LTD.

By:		By:
	Name:		Name:
	Title:		Title:

CHESTNUT RIDGE PARTNERS LP		DKR SOUNDSHORE OASIS HOLDING FUND LTD

By:		By:
	Name:		Name:
	Title:		Title:

ELLIS INTERNATIONAL LTD.		PLATINUM LONG TERM GROWTH I INC.

By:		By:
	Name:		Name:
	Title:		Title:

COLLATERAL AGENT

Pursuant to the Joint Instructions of the Secured Lenders, Barbara R. Mittman, as collateral agent under the Security Agreements, dated on or about July 5, 2005, January 6, 2006, February 2, 2006, October 14, 2006, February 16, 2007, April 6, 2007, and July 27, 2007, as amended, securing the Obligations of VoIP Inc. and its subsidiaries under the Security Agreements and all documents in connection therewith, as amended, hereby acknowledges this Agreement.

BARBARA R. MITTMAN as Collateral Agent

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BORROWER

VOIP INC.

Name:
Title:

OBLIGORS

VOIP INC.

Name:
Title:

VOIPSOLUTIONS	EGLOBALPHONE
a Florida corporation	a Florida corporation

By:	By:
Its:	Its:

CAERUS, INC	VOX CONSULTING GROUP, INC.
a Delaware corporation	a Florida corporation

By:	By:
Its:	Its:

VCG TECHNOLOGIES	VOLO COMMUNICATIONS, INC.
a Florida corporation	a Delaware corporation

By:	By:
Its:	Its:

CAERUS BILLING, INC.	CAERUS NETWORKS, INC.
a Delaware corporation	a Delaware corporation

By:	By:
Its:	Its:

VOICEONE COMMUNICATIONS, LLC	VOIP ACQUISITION COMPANY
a Delaware Limited Liability corporation	a Delaware corporation

By:	By:
Its:	Its:

JOINT INSTRUCTIONS TO COLLATERAL AGENT

Each of the undersigned understands, approves and authorizes the execution of the Intercreditor, Subordination, Default Waiver and Assignment Agreement (the “Agreement”) and instructs Barbara R. Mittman as Collateral Agent for the Secured Lenders to execute the Agreement and further instructs the Collateral Agent to take all action necessary to effectuate the intentions of the Parties thereto and upon the execution of Secured Lenders holding not less than 65% of the Secured Obligations, the subordination of Secured Lenders will become effective as to all Secured Lenders and upon the execution of Secured Lenders holding not less than 80% of the Secured Obligations, the remaining terms and conditions of the Agreement will become effective. Each of the undersigned specifically acknowledges that upon the execution of the Agreement, the rights of the Collateral Agent and the rights of the undersigned will modified and amended as described therein. Any Collateral or proceeds thereof, which the Collateral Agent receives shall be remitted in accordance with the terms of the Agreement.

SECURED LENDERS

ALPHA CAPITAL ANSTALT f/k/a ALPHA CAPITAL AKTIENGESELLSCHAFT

BRIO CAPITAL L.P.	BRISTOL INVESTMENT FUND, LTD.

CENTURION MICROCAP, L.P.	CHESTNUT RIDGE PARTNERS LP

DKR SOUNDSHORE OASIS HOLDING FUND LTD.	CMS CAPITAL

DOUBLE U MASTER FUND L.P.	ELLIS INTERNATIONAL LTD.

GRUSHKO & MITTMAN, P.C.	IROQUOIS CAPITAL

OSHER CAPITAL INC.	PLATINUM LONG TERM GROWTH I INC.

STONESTREET LIMITED PARTNERSHIP	WHALEHAVEN CAPITAL FUND LTD.

TABLE OF SCHEDULES AND EXHIBITS

Schedule A	List of Secured Lenders with contact information
Schedule B	List of Assignors with contact information
Schedule 2.1(a)	Table of VoIP’s acknowledged current obligations
Schedule 2.1(b)	Table of Liquidated Damages Notes
Schedule 2.3(a)	Table of Waiver Notes
Schedule 2.3(b)	Table of Waiver Warrants
Schedule 2.4	Table of Assigned Debt
Schedule 2.6	Table of Assignment Consideration
Schedule 3.1(a)	Table of Additional Debt becoming part of the Super Senior Secured Debt
Schedule 4.5	Persons providing a Lockup Agreement

Exhibit A	Form of Opinion of Counsel
Exhibit B	Form of Lockup Agreement

SCHEDULE A

Alpha Capital Anstalt
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
***

Brio Capital, L.P.
523 Albermale Road
Cedarhurst, NY 11516
***

Bristol Investment Fund, Ltd.
c/o Bristol Capital Advisers, LLC
10990 Wilshire Boulevard, Suite 1410
Los Angeles, California 90024
***
Centurion Microcap, L.P.
3014 Avenue L
Brooklyn, NY 11210
***

Chestnut Ridge Partners, L.P.
50 Tice Boulevard
Woodcliff Lake, NJ 07677
***

CMS Capital
9612 Van Nuys Boulevard, Suite 108
Panorama City, CA 91402
***

DKR Soundshore Oasis Holding Fund, Ltd.
c/o DKR Capital Partners, L.P.
1281 East Main Street
Stamford CT 06902
***

Double U Master Fund, L.P.
c/o Navigator Management, Ltd.
Harbor House, Waterfront Drive, P.O Box 972
Road Town BVI
***

Ellis International Ltd.
53rd Street Urbanizacion Obarrio
Swiss Tower, 16th Floor, Panama
Republic of Panama
***

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176
***

Iroquois Capital
641 Lexington Avenue, 26th Floor
New York, NY 10022
***

Osher Capital
5 Sansberry Lane
Spring Valley, NY 10977
***

Platinum Long term Growth II, Inc.
152 West 57th Street
New York, NY 10019
***

Stonestreet Limited Partnership
33 Prince Arthur Avenue
Tornoto Ont. M5K 1B2
Canada
***

Whalehaven Capital Fund Limited
c/o FWS Capital Ltd.
3rd Floor, 14 Par-Laville Road
Hamilton, Bermuda HM08
***

Schedule B

Alpha Capital Anstalt
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
***

Bristol Investment Fund, Ltd.
c/o Bristol Capital Advisers, LLC
10990 Wilshire Boulevard, Suite 1410
Los Angeles, California 90024
***

Chestnut Ridge Partners, L.P.
50 Tice Boulevard
Woodcliff Lake, NJ 07677
***

DKR Soundshore Oasis Holding Fund, Ltd.
c/o DKR Capital Partners, L.P.
1281 East Main Street
Stamford CT 06902
***

Ellis International Ltd.
53rd Street Urbanizacion Obarrio
Swiss Tower, 16th Floor, Panama
Republic of Panama
***

Platinum Long term Growth II, Inc.
152 West 57th Street
New York, NY 10019
***

Whalehaven Capital Fund Limited
c/o FWS Capital Ltd.
3rd Floor, 14 Par-Laville Road
Hamilton, Bermuda HM08
***

VoIP, Inc.	Schedule 2.1(a)
Secured Lenders' Debt
8/31/07

Subscriber	Principal	Interest	Damages
Alpha Capital Aktiengesellschaft	$1,983,909.43	$81,986.09	$462,746.81
Brio Capital LP	$187,500.00	$-	$30,125.00
Bristol Investment Fund, Ltd.	$2,239,017.72	$99,292.87	$547,631.49
Centurion Microcap, L.P.	$810,289.60	$1,730.56	$111,469.63
Chestnut Ridge Partners LP	$622,151.08	$27,358.92	$74,369.23
CMS Capital	$245,377.58	$9,612.08	$38,232.71
DKR Soundshore Oasis Holding Fund Ltd.	$1,102,175.15	$57,175.18	$187,190.28
Double U Master Fund L.P.	$249,565.82	$2,080.15	$20,278.75
Ellis International Ltd.	$1,771,809.99	$7,784.74	$336,816.04
Grushko & Mittman, P.C.	$87,799.68	$4,487.22	$15,277.27
Iroquois Master Fund Ltd. / Iroquois Capital	$87,500.00	$-	$14,058.33
Nite Capital LP	$-	$-	$59,340.00
Osher Capital Inc.	$26,250.00	$(0.00)	$13,231.71
Platinum Long Term Growth II Inc.	$482,670.78	$9,837.79	$109,753.78
Stonestreet Limited Partnership	$271,418.36	$21,570.57	$56,122.59
Whalehaven Capital Fund Ltd. contact	$2,360,773.22	$98,400.58	$341,277.81
Nathan Zack	$100,000.00	$849.32	$-
GHT Associates LLC	$100,000.00	$849.32	$-
	$12,728,208.41	$423,015.37$	$2,417,921.43

Schedule 2.1(b)

Secured Lender	Principal Amount of Liquidated Damages Notes
Alpha Capital Anstalt	$462,476.81
Brio Capital, L.P.	$30,125.00
Bristol Investment Fund, Ltd.	$547,631.49
Centurion Microcap, L.P.	$111,469.63
Chestnut Ridge partners, L.P.	$74,369.23
CMS Capital	$38,232.71
DKR Soundshore oasis Holding Fund Ltd.	$187,190.28
Double U Master Fund, L.P.	$20,278.75
Ellis International Ltd.	$336,816.04
Grushko & Mittman, P.C.	$15,277.27
Iroquois Capital	$14,058.33
Nite Capital, L.P.	$59,340.00
Osher Capital, Inc.	$13,231.71
Platinum Long Term Growth II Inc.	$109,753.78
Stonestreet Limited Partnership	$56,122.59
Whalehaven Capital Fund Ltd.	$341,277.81
Total	$2,417,651.43

Schedule 2.3 (a)

Secured Lender	Principal Amount of Waiver Note
Alpha Capital Anstalt	$333,341.39
Brio Capital, L.P.	$28,295.19
Bristol Investment Fund, Ltd.	$371,839.17
Centurion Microcap, L.P.	$60,268.75
Chestnut Ridge Partners, L.P.	$93,887.37
CMS Capital	$37,029.36
DKR Soundshore Oasis Holding Fund Ltd.	$166,326.68
Double U Master Fund, L.P.	$37,487.08
Ellis International Ltd.	$348,408.58
Grushko & Mittman, P.C.	$13,249.64
Iroquois Capital	$13,204.42
Osher Capital, Inc.	$3,961.33
Platinum Long Term Growth II Inc.	$80,392.38
Stonestreet Limited Partnership	$40,959.11
Whalehaven Capital Fund Ltd.	$371,349.55
Total	$2,000,000.00

Schedule 2.3 (b)

Assignee	Total Shares Waiver Warrant to be exercisable for
Alpha Capital Anstalt	1,111,913
Bristol Investment Fund, Ltd.	666,667
Centurion Microcap, L.P.	2,533,277
Ellis International Ltd.	279,109
Whalehaven Capital Fund Ltd.	279,109

Schedule 2.4

Assignor	Date of Note	Amount being Assigned	Assignee
Alpha Capital Anstalt	1/6/2006	$191,400.00	Alpha Capital Anstalt
Alpha Capital Anstalt	1/7/2006	$31,400.00	Centurion Microcap, L.P.
Chestnut Ridge partners, L.P.	1/6/2006	$66,666.00	Ellis International Ltd.
DKR Soundshore Oasis Holding Fund Ltd.	1/6/2006	$75,266.00	Alpha Capital Anstalt
DKR Soundshore Oasis Holding Fund Ltd.	1/7/2006	$75,534.00	Centurion Microcap, L.P.
Ellis International Ltd.	1/6/2006	$172,840.00	Centurion Microcap, L.P.
Platinum Long Term Growth II Inc.	1/6/2006	$52,200.00	Centurion Microcap, L.P.
Whalehaven Capital Fund Ltd.	1/6/2006	$66,666.00	Whalehaven Capital Fund Ltd.
Whalehaven Capital Fund Ltd.	1/7/2006	$237,254.00	Centurion Microcap, L.P.
Alpha Capital Anstalt	9/6/2007	$123,041.20	Alpha Capital Anstalt
Alpha Capital Anstalt	9/7/2007	$118,400.00	Centurion Microcap, L.P.
Chestnut Ridge partners, L.P.	9/6/2007	$35,148.00	Centurion Microcap, L.P.
DKR Soundshore Oasis Holding Fund Ltd.	9/6/2007	$38,000.00	Ellis International Ltd.
DKR Soundshore Oasis Holding Fund Ltd.	9/7/2007	$8,634.00	Centurion Microcap, L.P.
Ellis International Ltd.	9/6/2007	$122,960.00	Centurion Microcap, L.P.
Platinum Long Term Growth II Inc.	9/6/2007	$27,260.00	Alpha Capital Anstalt
Whalehaven Capital Fund Ltd.	9/6/2007	$38,000.00	Whalehaven Capital Fund Ltd.
Whalehaven Capital Fund Ltd.	9/7/2007	$95,608.80	Centurion Microcap, L.P.
Total		$1,576,278.00

Schedule 2.6

Cash Portion
Assignee	Cash	Assignor
Alpha Capital Anstalt	$161,984.54	Alpha Capital Anstalt
Alpha Capital Anstalt	$88,015.46	Whalehaven Capital Fund Ltd.
Centurion Microcap, L.P.	$64,648.49	Whalehaven Capital Fund Ltd.
Centurion Microcap, L.P.	$35,525.27	Chestnut Ridge Partners, L.P.
Centurion Microcap, L.P.	$68,889.31	DKR Soundshore Oasis Holding Fund Ltd.
Centurion Microcap, L.P.	$103,211.49	Ellis International Ltd.
Centurion Microcap, L.P.	$27,725.44	Platinum Long Term Growth II Inc.
Total	$550,000.00

Notes being assigned as payment
Maker	Holder	Date	Amount	Assignor
VoIP, Inc.	Alpha Capital Anstalt	7/20/07	$83,333.00	Alpha Capital Anstalt
VoIP, Inc.	Centurion Microcap, L.P.	8/6/07	$100,740.04	Alpha Capital Anstalt
VoIP, Inc.	Centurion Microcap, L.P.	8/6/07	$40,369.56	Chestnut Ridge Partners, L.P.
VoIP, Inc.	Centurion Microcap, L.P.	8/6/07	$78,283.18	DKR Soundshore Oasis Holding Fund Ltd.
VoIP, Inc.	Ellis International Ltd.	7/20/07	$83,333.00	Ellis International Ltd.
VoIP, Inc.	Centurion Microcap, L.P.	8/6/07	$33,952.60	Ellis International Ltd.
VoIP, Inc.	Centurion Microcap, L.P.	8/6/07	$31,506.13	Platinum Long Term Growth II Inc.
VoIP, Inc.	Whalehaven Capital Fund Ltd.	7/20/07	$83,333.00	Whalehaven Capital Fund Ltd.
VoIP, Inc.	Centurion Microcap, L.P.	8/6/07	$90,148.49	Whalehaven Capital Fund Ltd.
Total			$624,999.00

Schedule 3.1

Additional Notes issued by VoIP obtaining complete or partial
Super Senior Secured Status
Holder	Date	Principal Amount of Note obtaining Super Senior Secured Status
Alpha Capital Anstalt	7/27/2007	$125,000.00
Bristol Investment Fund, Ltd.	7/27/2007	$125,000.00
Alpha Capital Anstalt	6/19/2007	$75,000.00
Bristol Investment Fund, Ltd.	6/19/2007	$75,000.00
Ellis International Ltd.	6/14/2007	$50,000.00
Whalehaven Capital Fund Ltd.	6/14/2007	$75,000.00
Alpha Capital Anstalt	4/6/2007	$216,967.20
Ellis International Ltd.	4/6/2007	$54,666.00
Bristol Investment Fund, Ltd.	2/16/2007	$50,000.00
Whalehaven Capital Fund Ltd.	2/16/2007	$29,666.00
Centurion Microcap, L.P.	2/16/2007	$405,200.83
Centurion Microcap, L.P.	10/17/2006	$148,739.25
Centurion Microcap, L.P.	2/2/2006	$119,387.02
Centurion Microcap, L.P.	1/6/2006	$96,962.50
Total		$1,646,588.80

Schedule 4.5

Lockup Agreement.